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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       January 19, 2007 (January 18, 2007)



                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-30045              38-3518829
(State or other jurisdiction     (Commission File Number)    (IRS Employer
      of incorporation)                                     Identification No.)


       300 PRESTON AVE., SUITE 302
        CHARLOTTESVILLE, VA 22902                      (434) 979-0724
          (Address of principal                (Registrant's telephone number,
           executive offices)                        including area code)


                         37650 PROFESSIONAL CENTER DRIVE
                                   SUITE 145A
                             LIVONIA, MICHIGAN 48154
          (Former name or former address, if changed since last report)





.........Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( X ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS


On January 18, 2007 the Company issued a press release entitled: "Catuity CEO Updates Shareholders; Shareholders Urged To Approve Capital Raise in Jan. 25 Meeting".


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CATUITY INC.
                                 (Registrant)


                        By /s/ Debra Hoopes
                           --------------------------------
                               Debra Hoopes
                               Senior Vice President and Chief Financial Officer


Date: January 19, 2007

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                                  CATUITY INC.


                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------------

    99.1           Press Release dated January 18, 2007